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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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FirstEnergy (Name of Registrant as Specified In Its Charter)

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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 16, 2006

76 South Main St., Akron, Ohio 44308

David W. Whitehead
Corporate Secretary
April 4, 2006

Dear Shareholder:

        You are invited to attend FirstEnergy's 2006 Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 16, 2006, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

        As part of the agenda, business to be voted on includes four items which are explained in this proxy statement. The first two items are the election of eight members to your Board of Directors and the ratification of our independent registered public accounting firm. Your Board of Directors recommends that you vote FOR Items 1 and 2. In addition, there are two shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 3 and 4.

        First, please carefully review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in this proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

        As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will send you a proxy card along with instructions to access the annual report and proxy statement using the Internet.

        Your vote and support are important to us. We hope you can join us at our meeting.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         To the Holders of Shares of Common Stock:

        The 2006 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 16, 2006, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

        •  Elect eight members to the Board of Directors to hold office until the next Annual Meeting;

        •  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006;

        •  Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

        •  Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

        Only shareholders of record at the close of business on March 21, 2006, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,
David W. Whitehead Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 4, 2006.

PROXY STATEMENT
TABLE OF CONTENTS

April 4, 2006

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

Why am I receiving this proxy statement and proxy card?

        You are receiving this proxy statement and a proxy card, which are being mailed beginning on or about April 4, 2006, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 21, 2006 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine shareholders entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on May 16, 2006 (later referred to as the Meeting). This proxy statement describes issues expected to be voted upon and gives you information about the Meeting and the Company. The Company's address is 76 South Main Street, Akron, Ohio 44308-1890.

How do I vote?

        If your shares are held in "street name" by a broker or bank, you will receive specific voting instructions from your broker or bank for voting those shares.

        If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, or you may vote your shares in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate your identity, allow you to give your voting instructions, and verify that your instructions have been recorded properly. To appoint a proxy and vote:

    1.
    By telephone (do not return your proxy card)
    a.
    Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 16, 2006.

    b.
    Have your proxy card in hand and follow the simple recorded instructions.

    2.
    By Internet (do not return your proxy card)

    a.
    Go to the Web site indicated on your proxy card. Internet voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 16, 2006.

    b.
    Have your proxy card in hand and follow the simple instructions on the Web site.

    3.
    By mail

    a.
    Mark your choices on your proxy card. If you properly sign your proxy card but do not mark your choices, your shares will be voted as recommended by your Board of Directors.

    b.
    Date and sign your proxy card.

    c.
    Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to Corporate Election Services, the Company's independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230. Your proxy card must be received by 10:30 a.m., Eastern time, on Tuesday, May 16, 2006, in order to be counted in the final tabulation.

    4.
    At the Meeting

      You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

How may I revoke my proxy?

        You may revoke your appointment of a proxy or change your voting instructions one or more times before the Meeting commences by:

        •  Sending a proxy card that revises your previous appointment and voting instructions;

        •  Appointing a proxy and voting by telephone or Internet after the date of your previous appointment;

        •  Voting in person at the Meeting; or

        •  Notifying the Corporate Secretary of the Company in writing prior to the Meeting.

        The proxy tabulator will treat as final the last instructions it receives from you. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the tabulator before changing them by telephone or Internet.

How does the Board of Directors recommend that I vote?

        Your Board recommends that you vote as follows:

        •  "For" the eight nominees to the Board who are listed in this proxy statement (Item 1);

        •  "For" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006 (Item 2); and

        •  "Against" both shareholder proposals (Items 3 and 4).

What is a quorum and what other voting information should I be aware of?

        As of the record date, 329,836,276 shares of common stock were outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share you owned on the record date.

        If your shares are held by a broker or bank in "street name," we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you by that entity. We expect that your broker will be permitted to vote your shares on Items 1 and 2 without your instructions. However, your broker cannot vote your shares on Items 3 and 4 unless you provide instructions. Therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

        An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

What is the vote required for each item to be voted on?

        For the election of directors under Item 1, the eight nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

        With respect to Item 2, our Code of Regulations does not require that the shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if the Company determines that such a change would be in the best interests of FirstEnergy and its shareholders. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 3, the shareholder proposal recommending that our Board adopt a simple majority shareholder vote and make it applicable to the greatest number of governance issues practicable, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 4, the shareholder proposal urging the Board to seek shareholder approval of future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of executives' base salary plus bonus, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        Notwithstanding the shareholder vote on Items 3 and 4, the ultimate adoption of such provisions is at the discretion of the Board of Directors.

Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

        The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $12,500 plus reimbursement of expenses. Votes also may be solicited in a similar manner, without additional compensation, by officers and employees of the Company. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial shareholders.

Will any other matters be voted on other than those described in this proxy statement?

        We do not know of any business that will be considered other than the matters described in this proxy statement. However, if any other matters are presented properly, your executed appointment of proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Annual Meeting?

        No. An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. Only shareholders or their proxies and the Company's guests may attend the Meeting. If your shares are held in "street name" by a broker or bank, upon arrival at the Meeting, you will need to present a letter or account statement from your broker or bank indicating your ownership of FirstEnergy common stock on the record date of March 21, 2006. You should contact your broker or bank to obtain such a letter or account statement.

Where can I find the voting results of the Meeting?

        We will announce preliminary voting results at the Meeting. Final voting results will be posted on our Web site at www.firstenergycorp.com/ir as soon as practicable and also will be published in our quarterly report on Form 10-Q for the second quarter of the 2006 fiscal year which is expected to be filed with the Securities and Exchange Commission (later referred to as the SEC) in August 2006.

Can I view the FirstEnergy proxy statement and annual report on the Internet instead of receiving paper copies?

        Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report using the Internet. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

        We are following an SEC rule that permits us to send one copy of the proxy statement and annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, we will promptly deliver multiple copies for some or all accounts upon your request, either by calling FirstEnergy Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., Shareholder Services, 76 South Main Street, Akron, Ohio 44308-1890. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to call that entity to revoke your election and receive multiple copies of these documents.

When are shareholder proposals for the 2007 Annual Meeting due?

        A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the 2007 Annual Meeting must submit the proposal and any supporting statement by December 5, 2006, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. Any proposal received after that date will not be eligible for inclusion in the 2007 proxy statement and proxy card.

        A shareholder who wishes to offer a proposal for consideration at the 2007 Annual Meeting after December 5, 2006, and who wants the proposal referenced in our proxy statement (although such proposal would not be included on the proxy card), must submit the proposal by February 18, 2007, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. However, to raise the matter at the meeting, the shareholder also will need to comply with the notice provisions contained in the Company's Code of Regulations. Our Code of Regulations can be viewed by visiting our Web site at www.firstenergycorp.com/ir.

How can I learn more about FirstEnergy's operations?

        You can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2005, which is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting our Web site at www.firstenergycorp.com/ir.

        A copy of our latest annual report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to David W. Whitehead, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company's Web site at www.firstenergycorp.com/ir.

Has FirstEnergy adopted a Code of Ethics?

        Yes. We have a Code of Business Conduct that applies equally to all employees, including the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board of Directors has a Code of Ethics and Business Conduct. These Codes can be viewed on our Web site provided in the previous paragraph, or copies are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

BOARD OF DIRECTORS INFORMATION

What function does the FirstEnergy Board of Directors perform?

        Although your Board of Directors has the responsibility for establishing broad corporate policies and for our overall performance, it is not involved in day-to-day operations of the Company. We keep the directors informed of our business and operations with various reports and documents that we send to them each month. We also make operating and financial presentations at Board and committee meetings. The Board has established the committees described below to assist in performing its responsibilities.

        The Board believes that FirstEnergy's policies and practices should enhance the Board's ability to represent your interests as shareholders. In support of this philosophy, the Board has established Corporate Governance Policies which, along with charters of the Board committees, serve as a framework for meeting its duties and responsibilities with respect to the governance of FirstEnergy. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Web site at www.firstenergycorp.com/ir, and copies are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

Does FirstEnergy provide any training for its Board members?

        Yes. The Board recognizes the importance of its members keeping current on FirstEnergy and industry issues and their responsibilities as directors. All new directors attend orientation training (either provided or approved by the Corporate Governance Committee) soon after being elected to the Board. Also, the Board makes available and encourages continuing education programs for Board members which may include internal strategy meetings, third-party presentations, and externally offered programs. In addition, all directors are required to participate in at least eight hours of accredited training programs during each two-year calendar period.

How many meetings did the Board hold in 2005?

        Your Board held 12 regularly scheduled or special meetings during 2005. During the period of their membership, all directors attended 75 percent or more of the meetings of the Board and of the committees on which they served in 2005.

        Non-management directors, including the independent directors, are required to meet as a group in executive sessions without the CEO, any other non-independent director, or management at least six times in each calendar year. George M. Smart, the non-executive chairman of the Board, presides over all executive sessions. During 2005, eight executive sessions were held.

What action has the Board taken to determine the independence of directors?

        The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the listing standards of the New York Stock Exchange (later referred to as the NYSE).

        The Board will adhere to the definition of an "independent" director as promulgated from time to time by the NYSE and the SEC. As currently defined by such organizations, an independent director is one for whom the Board has affirmatively determined that, individually or through a member of his or her immediate family, he or she does not or has not had management responsibility with the Company or otherwise been affiliated with the Company three years prior to his or her directorship and who has no material relationship with the Company, either directly or as a director, owner, partner, shareholder or officer of an organization with such a relationship with the Company.

        While this definition generally leaves to the Board the discretion to determine, on a case by case basis and consistent with applicable SEC and NYSE rules and regulations, what constitutes a "material relationship" with the Company, the Corporate Governance Committee will review the following relationships to determine if such relationships are material:

        The director is:

  •
  an officer, director, partner, shareholder or owner of a business enterprise that is a consultant or advisor to the Company;

  •
  an officer, director, partner, shareholder or owner of a significant supplier to the Company;

  •
  a person with any business relationship with the Company that is required to be disclosed under Section 404 of Regulation S-K of the rules and regulations promulgated by the SEC;

  •
  a person who has any other significant commercial, industrial, banking, consulting, legal, accounting, or charitable relationship with the Company;

  •
  a member of the immediate family of a person with any of the relationships described in the foregoing.

        If a director has one or more of the relationships listed above, that director is not an independent director, unless the Corporate Governance Committee recommends, and the Board of Directors approves the recommendation, affirmatively determining that such relationship or relationships are not material. Any such determination and the bases therefore shall be disclosed in the Company's annual proxy statement.

        Additionally, the Board will adhere to a definition of an independent director as being one who is not, and in the past three years has not been, affiliated with or employed by a present or former independent auditor of the Company or an affiliate thereof; is not a member of the immediate family of a person who is, or in the past three years has been, employed by the Company in an officer position; or who otherwise has not been barred from being independent as described above.

        Based on its most recent review, the Board determined that all directors are independent, except President and CEO Anthony J. Alexander.

What committees has the Board of Directors established?

        The Board has established the standing committees listed below. All committees are comprised solely of independent directors as determined by the Board in accordance with our Corporate Governance Policies which incorporate the NYSE listing standards.

Audit Committee

        The Audit Committee periodically meets separately with management, the internal auditors, the independent registered public accounting firm, and the general counsel to perform its responsibilities. This committee is responsible for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm (with appointment subject to shareholder ratification, as noted on page 3 of this proxy statement) and is charged with reviewing and approving all services performed for us by the independent registered public accounting firm and for reviewing and approving related fees. The independent registered public accounting firm reports directly to the committee. The committee reviews the independent registered public accounting firm's internal quality control procedures, reviews all relationships between the Company and the independent registered public accounting firm to assess their independence, and approves non-audit services, if any, rendered by the independent registered public accounting firm. In addition, the committee ensures the regular rotation of the lead audit partner and concurring partner every five years and considers whether it would be appropriate to implement a regular rotation of the independent registered public accounting firm. The committee reviews and discusses the annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, and reviews any certification, report, opinion, or review rendered by the independent registered public accounting firm in connection with those financial statements. The committee reviews and approves the scope and plan of the work to be done by the Company's internal audit function and reviews the results of such work. The committee periodically reviews with the Director of the Internal Auditing Department the adequacy of the Company's internal controls and corporate compliance structures, including computerized information system controls and security. The committee periodically reviews the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and the Company's Conflicts-of-Interest Policy, and methods for disseminating information regarding the foregoing policies, and it reviews corrective actions taken by the Company when significant internal or corporate compliance problems are reported. The committee discusses generally the Company's policies with respect to risk assessment and risk management. The committee establishes procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and allows for the confidential, anonymous submission of concerns by employees. For a complete list of responsibilities and other information, refer to the Audit Committee Charter on our Web site at www.firstenergycorp.com/ir, or which is attached to this proxy statement as Appendix A or is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        This committee is comprised of six members and met eight times in 2005. The current members of this committee are Russell W. Maier (Chair), Paul T. Addison, Ernest J. Novak, Jr., Robert N. Pokelwaldt, Catherine A. Rein, and George M. Smart. All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board's business judgment, is an "Audit Committee Financial Expert," as such term is defined by the SEC. The Board has determined that Ernest J. Novak, Jr., meets this definition. See the Board Audit Committee Report in this proxy statement for additional information regarding the committee.

Compensation Committee

        The Compensation Committee is responsible for reviewing and recommending to the Board the compensation of certain senior-level officers, including the Chief Executive Officer and the Chairman, if the Chairman is not the Chief Executive Officer, for reviewing and endorsing a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy, and for assisting the Board in establishing appropriate incentive compensation and equity-based plans. This committee is responsible for administering such plans in order to attract, retain and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies, and growth in shareholder value. The committee is also responsible for reviewing, approving, and presenting to the Board corporate goals and objectives relevant to the compensation of the Chief Executive Officer, and for the evaluation of the performance of the Chief Executive Officer in light of such goals. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter on our Web site at www.firstenergycorp.com/ir, or which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. In addition, refer to the Board Compensation Committee Report on Executive Compensation that can be found later in this proxy statement. This committee is comprised of six members and met four times in 2005. The current members of this committee are Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Russell W. Maier, Paul J. Powers, and Wes M. Taylor.

Corporate Governance Committee

        The Corporate Governance Committee develops, recommends to the Board, and periodically reviews corporate governance principles and performs the functions of a nominating committee by making recommendations to the Board concerning possible Board candidates. This committee annually assesses the size and composition of the Board in light of our operating requirements and the current makeup of the Board, and is responsible for developing and monitoring membership qualifications for the Board and all Board committees, including director independence recommendations as noted in our Corporate Governance Policies. Also, the committee oversees the evaluation of the Board and has delegated the duty to oversee the evaluation of management to the Compensation Committee.

        In consultation with the Chief Executive Officer, the Chairman, and the full Board, the committee searches for, recruits, screens, interviews, and recommends prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee is guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates. Assessments of prospective Board or committee candidates include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities, and familiarity with regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Directors shall possess experience in one or more of the following: management or senior leadership position which demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the committee to be valuable to the Company.

        The committee investigates and considers suggestions for candidates for membership on the Board, including shareholder nominations for the Board. So long as shareholders nominating director candidates have complied with the procedural requirements set forth in the Corporate Governance Committee Charter, the committee applies the same criteria and employs similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee. The charter requires that shareholder recommendations be submitted in writing to the committee, in care of our Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, at least 120 days before the publication of our annual proxy statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the voting stock for at least one year, and such shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board.

        For a complete list of responsibilities and other information, refer to the Corporate Governance Committee Charter on our Web site at www.firstenergycorp.com/ir, or which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. This committee is comprised of five members and met six times in 2005. The current members of this committee are Dr. Carol A. Cartwright (Chair), William T. Cottle, George M. Smart, Jesse T. Williams, Sr., and Dr. Patricia K. Woolf.

Finance Committee

        The Finance Committee is responsible for monitoring and overseeing the Company's financial resources and strategies, reviewing dividend policy, capital structure policies, long- and short-term debt levels, the issuance of securities, exposure to fluctuation in interest rates, share repurchase programs, and other appropriate financial matters, and approving terms of sales of Company securities when the Board does not exercise such powers. This committee also reviews the Company's financial forecasts, operations and maintenance budgets, capital budgets, pension fund investments and employee savings plans, and the Company's corporate insurance coverage. For a complete list of responsibilities and other information, refer to the Finance Committee Charter on our Web site at www.firstenergycorp.com/ir, or which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. This committee is comprised of six members and met four times in 2005. The current members of this committee are Paul J. Powers (Chair), Paul T. Addison, Robert B. Heisler, Jr., Ernest J. Novak, Jr., Robert N. Pokelwaldt, and Robert C. Savage.

Nuclear Committee

        The Nuclear Committee monitors and oversees the Company's nuclear program and the operation of all nuclear units in which the Company or any of its subsidiaries have an ownership or leasehold interest. This committee reviews the safety, reliability, and quality of nuclear operations and the effectiveness of management systems for the self-identification of problems and potential problems for corrective actions. For a complete list of responsibilities and other information, refer to the Nuclear Committee Charter on our Web site at www.firstenergycorp.com/ir, or which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. The Nuclear Committee is comprised of five members and met ten times in 2005. The current members of this committee are William T. Cottle (Chair), Robert C. Savage, Wes M. Taylor, Jesse T. Williams, Sr., and Dr. Patricia K. Woolf.

What is the current compensation of directors?

        A director who is also a FirstEnergy employee receives no additional monetary compensation for serving as a director. Directors who are not FirstEnergy employees receive an annual retainer consisting of $30,000 in cash, which a director may elect to receive in common stock or to defer into either cash or stock, and $86,000 in equity in the form of common stock, which may be deferred; $1,500 for each Board and committee meeting which he or she attends; a fee of up to $1,500 for each day that he or she visits a FirstEnergy office or facility, other than an office or facility at which a meeting of the Board or committee of which he or she is a member is held on such day, or attendance at an industry meeting at our request in connection with fulfilling his or her responsibilities as a director or member of a committee; and reimbursement for expenses related to attending meetings. In addition, the chair of each committee receives an additional annual retainer of $5,000, except the chair of the Audit Committee who receives an additional annual retainer of $15,000. The non-executive Chairman of the Board receives additional compensation, above that paid to regular Board members, in the amount of $125,000 annually, which may be deferred. The use of an office and administrative support is available to the non-executive chairman for his duties as chairman. In addition to the compensation described above, the Company incurs expenses on behalf of the directors, and from time to time certain of their spouses, in connection with their attendance at Board meetings including their accompanying social events and recreational activities. These expenses include the cost of travel, food, and other miscellaneous items.

        Under our Director Deferred Compensation Plan, directors can elect to allocate all or a portion of their cash retainers, meeting fees, and chair fees to deferred stock or deferred cash accounts. If a director elects the deferred stock option, at the time of deferral a 20 percent match is added to the funds allocated.

Funds deferred into the stock account are used to purchase FirstEnergy common stock, and dividends on shares in this account are reinvested. Payouts are made in FirstEnergy common stock. The 20 percent match and any appreciation on it are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, death, upon an actual or potential change of control, or in situations where the director is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director. Directors may elect to defer their equity retainers to deferred stock accounts; however, directors do not receive a 20 percent match on the portion of their equity retainers allocated to deferred stock accounts.

        Based on programs in effect at GPU, Inc., at the time of our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance and medical insurance. As of November 7, 2001, no new participants could receive these benefits. In aggregate, the Company paid a total of $5,019 in 2005 for the insurance coverages for Robert N. Pokelwaldt, Catherine A. Rein, and Dr. Patricia K. Woolf. In addition, in 1997, GPU discontinued a board of director's pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Dr. Woolf is the only current director receiving pension payments, which amounted to $30,931 in 2005. Ms. Rein elected to defer receiving her pension until she retires from the Board.

Do the directors have share ownership guidelines?

        Yes. The Board has share ownership guidelines for directors that encourage the ownership of shares in an amount equal to five times their annual equity retainer. A majority of the directors are currently at the recommended ownership level. The directors who are not currently at the recommended level are working toward compliance and are expected to be in compliance with the guidelines within five years of the adoption of the guidelines on February 17, 2004, or within five years of their election as a new director.

Does the Board have a policy in regard to the number of boards that a director can serve on?

        Yes. Our Corporate Governance Policies provide that directors will not, without the Board's approval, serve on the board of directors of more than three other non-affiliated companies having securities registered under the Securities Exchange Act of 1934.

What is the Board's policy regarding Board members' attendance at the Annual Meeting of Shareholders?

        The Board believes that regular attendance by all directors and all nominees for directors at our annual meeting of shareholders is appropriate and desirable and that all such persons should make diligent efforts to attend each meeting. All Board members at the time of the 2005 Annual Meeting on May 17, 2005, attended the meeting.

How can shareholders communicate to the Board?

        The Board provides a process for shareholders to send communications to the Board and non-management directors, including the non-executive chairman. Shareholders may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        The Corporate Secretary or a member of his or her staff reviews all such communications promptly and relays them directly to a member of the Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders' communications or adopt any additional procedures provided that they are approved by a majority of independent directors.

ITEMS TO BE VOTED ON

Item 1 — Election of Directors

        You are being asked to vote for Anthony J. Alexander, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Russell W. Maier, George M. Smart, Wes M. Taylor, and Jesse T. Williams, Sr., to serve on the Board of Directors until the next annual meeting of shareholders and until their successors shall have been elected.

        Mr. Robert B. Heisler Jr., who was previously a director of the Company from 1998-2004, was reelected to the Board by the Board of Directors effective February 21, 2006, and is a nominee for election by shareholders at the Meeting. Mr. Heisler was recommended as a nominee by a non-management director.

        The Board of Directors currently consists of 15 members. After the Meeting, the size of the Board will be reduced to 12 members. Eight directors are to be elected at this Meeting. At the 2004 Annual Meeting, shareholders approved amendments to the Company's Amended Code of Regulations to declassify the Board of Directors. This amendment was subject to the completion, by each director, of any term to which that director previously had been elected. Consequently, the four directors with terms expiring in 2007 will then be nominated to one-year terms so that upon conclusion of the Annual Meeting in 2007, the declassification of the Board will be complete and all directors will be subject to annual election. Robert N. Pokelwaldt, a director of FirstEnergy or GPU since 2000 and current member of the Audit and Finance Committees, Paul J. Powers, a director of FirstEnergy or Ohio Edison since 1992 and current member of the Compensation Committee and Chair of the Finance Committee, and Dr. Patricia K. Woolf, a director of FirstEnergy or GPU since 1983 and current member of the Corporate Governance and Nuclear Committees, are retiring from the Board in accordance with current Board membership rules and are not candidates for reelection at the Meeting. We are grateful for the leadership these directors have provided during their years of service to the Company; their wisdom, knowledge, and judgment will be missed. The section of this proxy statement entitled "Biographical Information on Nominees and Directors" lists the nominees for election at the Meeting and the remaining directors with terms expiring in 2007.

        Under the Company's Amended Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

Item 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

        You are being asked to ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to examine the books and accounts of the Company for the 2006 fiscal year. A representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Board Audit Committee Report found later in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2004 and 2005.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

Item 3 — Shareholder Proposal

        A shareholder has indicated an intention to present at the Annual Meeting a proposal recommending that the Board of Directors adopt simple majority shareholder voting and make it applicable to the greatest number of governance issues practicable. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        A shareholder simple majority voting standard already applies to most corporate matters involving the Company. Under the Company's Amended Articles of Incorporation and Amended Code of Regulations, 80 percent of the voting power of the Company voting together as a single class is required to authorize only certain significant corporate actions.

        The Company's Amended Articles of Incorporation establishes an 80 percent supermajority requirement to amend or repeal provisions regarding: (1) unissued or treasury shares; (2) cumulative voting rights; (3) preemptive rights; and (4) the Company's purchase of its capital stock. Similarly, the Company's Amended Code of Regulations establishes an 80 percent supermajority voting threshold to amend or repeal regulations regarding: (1) shareholder meetings; (2) board structure; (3) board vacancies; (4) director elections; and (5) director and officer indemnification. Thus, the scope of the Company's supermajority voting provisions is limited.

        Prior shareholder proposals seeking to remove the 80 percent supermajority voting thresholds from the Company's governing documents have received less than the required level of support. Furthermore, in 2004, based on the level of previous shareholder support of supermajority voting proposals, the Board of Directors unanimously adopted a resolution to amend the Company's Amended Articles of Incorporation and Amended Code of Regulations to lower the Company's 80 percent supermajority voting threshold to a two-thirds threshold. Shareholders at the 2004 Annual Meeting, however, failed to approve this resolution by the required vote.

        Many of the Company's voting thresholds are intended to preserve and maximize shareholder value and provide protection for all shareholders against self-interested actions by one or a few shareholders. The provisions are not intended to, and do not preclude unsolicited, non-abusive offers to acquire the Company at a fair price. They are designed, instead, to encourage any potential acquirer to negotiate directly with the Board. The Board is in the best position to evaluate the adequacy and fairness of any proposed offers, to negotiate on behalf of all shareholders and to protect shareholders against abusive tactics during a takeover process.

        However, at our 2005 Annual Meeting, shareholders approved by a majority vote a proposal recommending that the Board of Directors take the steps reasonably needed to adopt simple majority shareholder voting to the greatest extent possible. This proposal also included a recommendation that the Directors use special solicitations and one-on-one management contacts with major shareholders and brokers to obtain the required vote. In response, the Board of Directors conducted an analysis of how best to proceed. Given the shareholders' recent rejection of the Board of Directors' resolution to lower the supermajority voting threshold to a two-thirds threshold, the Board of Directors determined that shareholder approval of simple majority voting was unlikely and even if the Company undertook an aggressive and costly solicitation of votes in favor of the amendments, ultimate adoption of the necessary amendments would still not be guaranteed. The Board of Directors did not believe spending a significant amount of corporate funds and diverting the time of senior management to special solicitations and one-on-one management contacts with major shareholders would be a prudent use of the Company's funds or management's time under such circumstances.

        Finally, the Company disagrees with many of the statements in the proposal, including the statement regarding the Company's corporate governance practices. The Company's governance policies and practices comply with good governance practices and all requirements of the NYSE and SEC corporate governance standards. In fact, our rankings when compared to both the S & P 500 Index and our industry are both currently in the top quartile in an important corporate governance measurement developed by Institutional Shareholder Services. Also, the proponent's reference to The Corporate Library is based on the 2005 Corporate Governance Profile of FirstEnergy and not on our most current Corporate Governance Profile. Based on The Corporate Library's 2006 Corporate Governance Profile, our Board Effectiveness Rating is "C", our Board Risk Assessment is "Low", and our Best Practices Compliance Score is "98%." The Corporate Library's discussion of a Board Effectiveness Rating of "C" states as follows; "In general, all boards rated a C or better on our scale may be regarded as essentially sound, effective boards, and therefore unlikely to have a negative impact on overall corporate value and stability. Most boards, in fact, will fall into our B or C ranges, representing average or better-than-average board effectiveness, with few or no identifiable governance-related problems. All other factors being equal, companies with such ratings can and should be regarded as generally well-organized and well-governed. They may experience problems in other areas, but such problems are not likely to stem from the board or lack of commitment to good corporate governance."

        The Board of Directors continues to believe that the limited 80 percent supermajority voting requirement is reasonable, and accordingly and for the other reasons stated above, recommends a vote against this proposal. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The shareholder resolution and proposal, for which the Company and the Board of Directors accept no responsibility, are set forth below. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

3 — Adopt Simple Majority Vote

        RESOLVED: Shareholders recommend that our Board adopt a simple majority shareholder vote requirement and make it applicable to the greatest number of governance issues practicable. This proposal is focused on adoption of the lowest practicable majority vote requirements to the fullest extent practicable. This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing governance documents.

        This includes making full use of our Board's power to Adopt Simple Majority Vote such as corresponding special company solicitations and one-on-one management contacts with major shareholders and brokers to obtain the 80%-vote needed for adoption.

        Our management was ready to disclose that Mr. Ray T. Chevedden of Los Angeles was the proponent of a 2005 proposal on this topic on our ballot. Mr. Chevedden's 2005 proposal on this topic gained our 71% support.

        96% yes-vote in 2004

        We responded overwhelmingly with a 96% yes-vote to our Board's 2004 proposal on this topic. The Council of Institutional Investors www.cii.org formally recommends adoption of this proposal topic.

        Our current rule allows a small minority to frustrate our shareholder majority. For example if 79% vote to improve our corporate governance and 1% vote no—only 1% could force their will on our overwhelming 79% majority. This proposal does not address a majority vote requirement in director elections—an issue gaining a groundswell of support as a separate ballot item.

        Progress Begins with One Step

        It is important to take one step forward and adopt the above RESOLVED statement since our 2005 governance was not impeccable. For instance in 2005 it was reported (and certain concerns are noted):

        •  The Corporate Library (TCL) http://www.thecorporatelibrary.com/ a pro-investor research firm rated our company:

          "D" in Overall Board Effectiveness.

          "D" in Shareholder Responsiveness.

          "F" in Litigation & Regulatory Problems.

          "F" in Accounting.

          "F" in Strategic Decision-making.

        Overall Governance Risk Assessment = High

        •  We were allowed to vote on individual directors only once in 3-years—Accountability concern.

        •  Yet directors can be elected with a single yes-vote from our 320 million shares under plurality voting.

        •  We would have to marshal an awesome 80% shareholder vote to make certain key governance improvements—Entrenchment concern.

        •  Mr. Smart, our Chairman, was rated a "problem director" by The Corporate Library because he chaired our key Audit Committee during the 2002/2003 alleged accounting misrepresentations that resulted in the costly settlement of a lawsuit.

        •  Mr. Smart still wielded power at our company as our Chairman and Chairman of our Audit Committee (See "F" in Accounting above).

        •  It do not think it helps Mr. Smart's professional reputation that he also served on the Ball Corp. Board (BLL) rated "D" by TCL.

        These less-than-best practices reinforce the reason to take one step forward and adopt simple majority vote.

Adopt Simple Majority Vote
Yes on 3

        It is the usual practice of most successful companies to include a management position statement after the above text.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 3.

Item 4 — Shareholder Proposal

        A shareholder has indicated an intention to present at the Annual Meeting a proposal that urges the Board of Directors to obtain shareholder approval of future senior executive severance agreements if the agreement provides benefits in an amount exceeding 2.99 times the sum of the executive's base salary plus bonus. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The Compensation Committee (the "Committee") of the Board of Directors determines the compensation for the Company's senior executive officers, including severance arrangements and other benefits. The Committee is comprised solely of independent, non-employee directors and is responsible for formulating senior executive compensation programs that are in the best interests of the Company and its shareholders. The Board of Directors believes the Committee is in the best position to establish senior executive compensation arrangements in a manner it believes will allow the Company to attract and retain high-performing executives and to motivate executives to maximize shareholder returns.

        As outlined in the Committee's report provided elsewhere in this Proxy Statement, the Committee devotes considerable time and effort to compensation issues, including striking the appropriate balance among the Company's executive compensation objectives. Furthermore, the Committee would not agree to any severance compensation unless the Committee was convinced that doing so would be beneficial to the Company and its shareholders. In this regard, the Committee offers severance agreements to only our most senior executives who have knowledge of our sensitive and proprietary business information, including information related to our employees, customers, financings and strategic plans. Included in, and made a part of, these severance agreements are agreements prohibiting these executives from competing with the Company which serves to further protect this confidential information and the interests of the Company.

        The Board has already taken steps to ensure that severance agreements with the Chief Executive Officer and other executives are reasonable and competitive. Significantly, the Board instituted a policy in 2005 requiring that any future severance agreements contain a multiplier on base salary and target short-term incentive compensation not to exceed 2.99 times. The policy established by the Board in 2005 also requires that any severance agreements with the Company's officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934 contain only terms recommended by the Committee and approved by the independent directors, and at the discretion of the independent directors, approved by shareholders. In addition, under the 2005 policy, an independent third-party consultant must periodically review the prevailing competitive practices concerning severance agreements and report on such review to the Board. As a result of this policy, last year a shareholder proposal presented by the same shareholder and similar to the current shareholder proposal was withdrawn.

        The proponent suggests that shareholder approval of future severance agreements could be obtained after the material terms were agreed upon. This is simply impractical, and would require the Company either to convene a special meeting of shareholders or delay finalizing such agreement until after approval at the next Annual Meeting. A requirement to seek shareholder approval of future agreements would hamper the Company's flexibility to act promptly and decisively in attracting and retaining senior executives, would put the Company at a disadvantage to other companies with which it competes for executive management, and would create delay and uncertainty in the recruitment of senior executives. The Company would be unable to assure a potential senior executive that his or her employment offer would ultimately be approved or ratified. This uncertainty would make the Company's offer less valuable than those provided by other companies, whose arrangements would not be contingent upon shareholder approval. The Company's offer of employment under these circumstances could also require the premature public disclosure of confidential employment negotiations, which would again negatively impact the value of the Company's offer when compared to a similar offer by one of its competitors. Finally, the proposed requirement for shareholder approval would be somewhat superfluous in light of the 2005 Board policy limiting future severance agreements by a multiplier on base salary and target short-term incentive compensation not to exceed 2.99.

        The Board of Directors and the Committee have acted, and will continue to act, in the best interests of shareholders in determining severance agreements and other compensation arrangements for its executives. Compensation arrangements with senior executives, including severance agreements, should continue to be the primary responsibility of the Board of Directors acting through the Committee, which is in the best position to assess appropriate and competitive compensation practices. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The shareholder resolution and proposal, for which the Company and the Board of Directors accept no responsibility, are set forth below. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

        RESOLVED: that the shareholders of the FirstEnergy Corp. ("the Company") urge the Board of Directors to seek shareholder approval of future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executives' base salary plus bonus.

        "Severance agreements" include any agreements or arrangements that provide for payments or awards in connection with a senior executive's severance from the Company, including employment agreements; retirement agreements; settlement agreements; change in control agreements; and agreements renewing, modifying or extending such agreements.

        "Benefits" include lump-sum cash payments (including payments in lieu of medical and other benefits); the payment of any "gross-up" tax liability; the estimated present value of periodic retirement payments; any stock or option awards that are awarded under any severance agreement; any prior stock or option awards as to which the executive's access is accelerated under the severance agreement; fringe benefits; and consulting fees (including reimbursable expenses) to be paid to the executive.

SUPPORTING STATEMENT

        In our opinion, severance agreements as described in this resolution, commonly known as "golden parachutes," are excessive in light of the high levels of compensation enjoyed by senior executives at the Company and U.S. corporations in general.

        We believe that requiring shareholder approval of such agreements may have the beneficial effect of insulating the Board of Directors from manipulation in the event a senior executive's employment must be terminated by the Company. Because it is not always practical to obtain prior shareholder approval, the Company would have the option if this proposal were implemented of seeking shareholder approval after the material terms of the agreement were agreed upon.

        For those reasons, we urge shareholders to vote FOR this proposal.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 4.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company's common stock with the SEC and the NYSE. The Company makes these filings for the convenience of the executive officers and directors. To the Company's knowledge, for the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied.

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS

Nominees for Election as Directors

  Terms expiring in 2007:

Anthony J. Alexander — President and Chief Executive Officer since 2004 of the Company. He also is President of various subsidiaries of the Company. President and Chief Operating Officer from 2001-2004 and President from 2000-2001 of the Company. Age 54. He also is a Director of Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Electric Company, and many other subsidiaries of the Company. Director of the Company since 2002.

Dr. Carol A. Cartwright — President since 1991 of Kent State University. Age 64. She also is a Director of the Davey Tree Expert Company, KeyCorp., and PolyOne Corporation. Director of the Company since 1997 and Director of Ohio Edison Company from 1992-1997.
Committees: Compensation, Corporate Governance (Chair)

William T. Cottle — Retired in 2003 as Chairman of the Board, President and Chief Executive Officer (a position held since 2000) of STP Nuclear Operating Company, a nuclear operating company for the South Texas Project. Age 60. Director of the Company since 2003.
Committees: Corporate Governance, Nuclear (Chair)

Robert B. Heisler, Jr. — Chairman of the Board since 2001 of KeyBank N.A., the flagship banking entity within KeyCorp, Chief Executive Officer since 2004 of the McDonald Financial Group, which delivers banking, investments and fiduciary services to high net worth clients, and Executive Vice President since 1994 of KeyCorp, a bank-based financial services company. He is also an officer or Director of many other subsidiaries of KeyCorp. Age 57. Director of the Company from 1998-2004 and since February of 2006.
Committees: Compensation, Finance

Russell W. Maier — President and Chief Executive Officer since 2002 of Michigan Seamless Tube LLC, a specialized manufacturer of seamless mechanical and pressure tubes for industrial applications. Retired in 1998 as Chairman of the Board and Chief Executive Officer of Republic Engineered Steels, Inc. Age 69. Director of the Company since 1997, and Director of Ohio Edison Company from 1995-1997.
Committees: Audit (Chair), Compensation

George M. Smart — Non-executive chairman of the FirstEnergy Board of Directors since 2004. Retired in 2003 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy-opening lids. Chairman of the Board and President of Phoenix Packaging Corporation from 1993-2001. Age 60. He also is a Director of Ball Corporation. Director of the Company since 1997, and Director of Ohio Edison Company from 1988-1997.
Committees: Audit, Corporate Governance

Wes M. Taylor — Retired in 2004 as President (a position held since 1991) of TXU Generation, an owner and operator of electric generation and coal mines in Texas. Age 63. He is also a Director of Arch Coal, Inc. Director of the Company since 2004.
Committees: Compensation, Nuclear

Jesse T. Williams, Sr. — Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Age 66. Director of the Company since 1997, and Director of Ohio Edison Company from 1992-1997.
Committees: Corporate Governance, Nuclear

Other Members of the Board

  Terms expiring in 2007:

Paul T. Addison — Retired in 2002 as Managing Director in the Utilities Department (a position held since 1997) of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Age 59. Director of the Company since 2003.
Committees: Audit, Finance

Ernest J. Novak, Jr. — Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. Age 61. He also is a Director of BorgWarner, Inc. and A. Schulman Inc. Director of the Company since 2004.
Committees: Audit, Finance

Catherine A. Rein — Senior Executive Vice President since 1997 and Chief Administrative Officer since 2005 of MetLife Inc., a provider of insurance and other financial services to individual and institutional customers. President and Chief Executive Officer from 1999-2004 of Metropolitan Property and Casualty Insurance Company. Age 63. She also is a Director of The Bank of New York, Inc. Director of the Company since 2001 and Director of GPU, Inc. from 1989-2001.
Committees: Audit, Compensation (Chair)

Robert C. Savage — Chairman of the Board since 2003 and President and Chief Executive Officer from 1973-2003 of Savage & Associates, Inc., an insurance, financial planning and estate planning firm. Age 68. Director of the Company since 1997, and Director of Centerior Energy Corporation from 1990-1997.
Committees: Finance, Nuclear

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows shares of stock beneficially owned as of March 1, 2006, by each director and nominee; the executive officers named in the Summary Executive Compensation Table; and all directors and executive officers as a group. Also listed, as of March 1, 2006, are common stock equivalents credited to executive officers as a result of participation in incentive compensation plans.

Name	Class of Stock	Shares Beneficially Owned(1)	Common Stock Equivalents(2)
Paul T. Addison	Common	4,330
Anthony J. Alexander	Common	439,293	207,996
Dr. Carol A. Cartwright	Common	19,030
Mark T. Clark	Common	76,655	32,548
William T. Cottle	Common	3,246
Richard R. Grigg	Common	27,504	53,002
Robert B. Heisler, Jr.	Common	19,420
Russell W. Maier	Common	19,440
Richard H. Marsh	Common	81,658	58,627
Ernest J. Novak, Jr.	Common	4,247
Robert N. Pokelwaldt	Common	12,973
Paul J. Powers	Common	21,935
Catherine A. Rein	Common	18,510
Robert C. Savage	Common	41,674
George M. Smart	Common	14,977
Wes M. Taylor	Common	6,801
Leila L. Vespoli	Common	193,749	37,442
Jesse T. Williams, Sr.	Common	12,610
Dr. Patricia K. Woolf	Common	20,570
All Directors and Executive Officers as a Group	Common	1,855,322	719,807
(1)
Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest, and (b) shares that the person has the right to acquire beneficial ownership within 60 days of February 28, 2006 (Alexander—258,775 shares; Grigg—13,689 shares; Heisler—5,096 shares; Maier—5,110 shares; Marsh—75,650 shares; Savage—23,822 shares; Vespoli—133,150 shares; Clark—3,000 shares; and all directors and executive officers as a group—998,969 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

(2)
Common stock equivalents represent the cumulative number of shares deferred under the Executive Deferred Compensation Plan, performance shares, and restricted stock units credited to each executive officer. The value of these shares is measured, in part, by the market price of the Company's common stock. Final payments for performance shares may vary due to performance factors, as discussed in the narrative under the Long-Term Incentive Plan Table. In regard to performance restricted stock units, at the end of the restriction period, the actual number of shares issuable may be adjusted upward or downward by 25 percent based on FirstEnergy's performance against three predetermined metrics. In addition, the common stock equivalents reflected for "All Directors and Executive Officers as a Group" includes discretionary restricted stock units awarded to certain executive officers that will be issuable five years after the date awarded, except for specified provisions if the executive dies, is terminated due to disability, or there is a change in control. Common stock equivalents do not have voting rights or other rights associated with ownership of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table shows all persons of whom the Company is aware who may be deemed to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2005. This information is based on SEC Schedule 13G filings.

				Voting Power Number of Shares		Investment Power Number of Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Common Shares Outstanding
				Sole	Shared	Sole	Shared
Barclays Global Investors, NA (and affiliates) 45 Fremont Street, San Francisco, CA 94105	25,509,199		7.74%	22,756,602	0	25,509,199	0
Capital Research and Management Company 333 South Hope Street, Los Angeles, CA 90071	25,494,580		7.7%	8,099,670	0	25,494,580	0
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	22,723,718	*	6.9%	10,718,670	12,005,048	0	22,723,718

*State
Street disclaims beneficial ownership of these shares.

SUMMARY EXECUTIVE COMPENSATION TABLE

					Long-Term Compensation
					Awards		Payouts
		Annual Compensation
Name and Principal Position					Restricted Stock(2)	Securities Underlying Options	Long-Term Incentive Plan(3)(4)	All Other Compensation(5)
	Year	Salary	Bonus(4)	Other(1)
Anthony J. Alexander	2005	$1,108,462	$1,637,238	$62,699	$0	0	$825,454	$55,444
President and Chief	2004	$991,730	$985,596	$52,545	$0	257,100	$296,469	$44,495
Executive Officer	2003	$702,519	$0	$34,805	$0	160,900	$371,670	$45,115
Richard R. Grigg(6)	2005	$682,308	$596,443	$12,205	$0	0	$0	$4,941
Executive Vice President and	2004	$210,000	$117,620	$15,688	$500,924	54,759	$0	$0
Chief Operating Officer	2003
Richard H. Marsh(7)	2005	$423,231	$282,255	$7,318	$0	0	$292,469	$67,454
Senior Vice President and	2004	$423,557	$230,536	$6,769	$0	51,300	$118,333	$51,936
Chief Financial Officer	2003	$375,556	$0	$13,267	$0	47,500	$176,991	$53,590
Leila L. Vespoli	2005	$419,692	$304,394	$9,712	$2,079,000	0	$277,075	$45,707
Senior Vice President and	2004	$402,788	$187,734	$13,264	$0	48,800	$103,374	$38,644
General Counsel	2003	$352,173	$0	$13,998	$0	45,000	$151,739	$40,627
Mark T. Clark	2005	$403,808	$297,045	$8,119	$2,079,000	0	$127,474	$44,075
Senior Vice President,	2004	$376,730	$213,118	$4,159	$0	20,300	$43,737	$35,121
FirstEnergy Service Company	2003	$260,854	$0	$1,150	$0	17,700	$66,748	$28,667
(1)
For 2005, Other Annual Compensation includes perquisites and reimbursement for income tax obligations on certain perquisites. Prior to 2004, Other Annual Compensation did not include perquisites since they did not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for any named executive officer. Perquisites include country club dues, financial planning services, travel expenses and imputed income on group life insurance. Of the total amount in 2005 for Mr. Alexander, $50,289 was for travel expenses.

(2)
Reflects the dollar value of any restricted common stock award on the date of the award, determined by multiplying the number of shares awarded by the closing market price of the Company's common stock on the award date. At December 31, 2005, the total number of all restricted stock holdings and values determined by multiplying the total number of restricted shares by the closing market price of the Company's common stock on December 31, 2005, were as follows: Alexander—8,743 shares ($428,319); Grigg—13,261 shares ($649,657); Marsh—1,167 shares ($57,172); Vespoli—54,827 shares ($2,685,975); Clark—51,327 shares ($2,514,510). Dividends on restricted shares are reinvested into additional shares which also are restricted. Restricted shares cannot be sold by the executive during the restricted period, and these shares can be forfeited if the executive leaves the Company prior to the end of the restricted period.

(3)
Represents payouts of long-term incentive opportunities under the Executive and Director Incentive Compensation Plan.

(4)
Amounts shown in the Bonus and Long-Term Incentive Plan (later referred to as the LTIP) Payouts columns include bonus and LTIP payouts deferred under the Executive Deferred Compensation Plan (later referred to as the EDCP). Under the terms of the EDCP, an executive may defer all or a portion of any bonus and/or long-term incentive payment into common stock equivalents in a Stock Account at the then current FirstEnergy stock price. As an incentive to executives to increase their ownership in the Company, any amounts deferred into the Stock Account are increased by 20 percent. During the three-year period following deferral, dividend equivalents are credited to the Stock Account and are converted to additional common stock equivalents. At the end of the three-year period, the common stock equivalents are valued based on the then current FirstEnergy common stock price, and the Stock Account is paid out as stock unless the executive has elected to defer the proceeds further into a Retirement Stock Account within the EDCP. If the executive resigns or is terminated for cause during the three-year period following deferral, the 20 percent incentive amount and any appreciation on it are forfeited.

The 20 percent incentive amounts for reported 2005 Bonus or LTIP Payout deferred into Stock Accounts in 2006, which are included in the Bonus and LTIP columns above, were as follows: Alexander-$0; Grigg-$0; Marsh-$29,256; Vespoli-$0; Clark-$23,721. The 20 percent incentive amounts for reported 2004 and 2003 Bonus or LTIP Payout deferred into Stock Accounts, which are included in the Bonus and LTIP columns above, were as follows: Alexander-2004-$0, 2003-$0; Grigg-2004-$0; Marsh-2004-$21,773, 2003-$0; Vespoli-2004-$0, 2003-$18,208; Clark-2004-$7,698, 2003-$12,147.

(5)
For 2005, this amount is comprised of (1) matching Company common stock contributions under the tax-qualified Savings Plan: Alexander-$8,820; Grigg-$4,941; Marsh-$3,684; Vespoli-$8,820; Clark-$8,820; (2) above market interest earned under the Executive Deferred Compensation Plan: Alexander-$45,922; Grigg-$0; Marsh-$63,386; Vespoli-$36,735; Clark-$28,593; and (3) income or premiums associated with the Executive Supplemental Life Plan: Alexander-$702; Grigg-$0; Marsh-$384; Vespoli-$152; Clark-$6,662.

(6)
The employment of Mr. Grigg began on August 20, 2004.

(7)
The comparison of Mr. Marsh's salary between 2004 and 2005 reflects the difference in the number of pay cycles in those years.

LONG-TERM INCENTIVE PLAN TABLE — AWARDS IN 2005

			Estimated Future Payouts Under Non-Stock Price Based Plan
		Performance or Other Period Until Maturation or Payout
Name	Number of Performance Shares		Below Threshold	Threshold	Target	Maximum
A. J. Alexander	36,055	3 years	$0	$709,375	$1,418,750	$2,128,125
R. R. Grigg	10,673	3 years	$0	$210,000	$420,000	$630,000
R. H. Marsh	5,400	3 years	$0	$106,250	$212,500	$318,750
L. L. Vespoli	5,400	3 years	$0	$106,250	$212,500	$318,750
M. T. Clark	5,210	3 years	$0	$102,500	$205,000	$307,500

        FirstEnergy's Long-Term Incentive Program consists of both performance shares and restricted stock units granted to eligible employees pursuant to the Executive and Director Incentive Compensation Plan (EICP). The grants outlined in this narrative are also included in the Security Ownership of Management table.

        Each executive's target performance share award was converted into the number of performance shares shown above, calculated using the average of the high and low stock prices of the common stock for the month of December 2004. These shares were placed into an account in the executive's name for a three-year period that will end on December 31, 2007. During this three-year performance period, an amount equal to the dividend for a share of common stock will be credited to this account for each performance share in the account on the date that the common stock dividends are paid. These dividend equivalents will be converted into additional performance shares based on the closing price of FirstEnergy common stock on that day. At the end of the three-year performance period, the executive's account will be valued based on the average of the high and low prices for the month of December 2007.

        The final account value may be adjusted upward or downward based upon the total shareholder return of FirstEnergy common stock relative to an energy services company index during this three-year period. If the total shareholder return ranking is below the 40th percentile, no long-term award will be paid. If the total shareholder return ranking is at or above the 86th percentile, the award payout will be 150 percent of the account value. Award payouts for a ranking between the 40th and 86th percentile will be interpolated between 50 and 150 percent.

        The final value of an executive's account, if any, will be paid to the executive in cash early in 2008. Executives also may elect to defer the receipt of any Long-Term Incentive Program award in accordance with the provisions of the Executive Deferred Compensation Plan. If an executive retires, dies, separates due to disability, or separates for a reason that the executive qualifies for and elects severance prior to the end of the three-year period, the value of the account will be decreased based on the number of months worked during the period. However, an executive must work at least 12 months during the three-year period to be eligible for an award payout.

        FirstEnergy's restricted stock unit program contains two components: performance-adjusted and discretionary restricted stock units. Performance-adjusted restricted stock units are designed to foster management ownership, strengthen retention and focus participants on key financial and operations metrics that drive FirstEnergy's success. Performance-adjusted restricted stock units are granted to all eligible executives.

        Each eligible executive received an initial grant of performance-adjusted restricted stock units, at a target level based on the executive's annual salary, calculated using the average of the high and low stock price on March 1, 2005. These performance-adjusted restricted stock units were granted to each executive with the right to receive, at the end of the period of restriction, a number of shares of FirstEnergy common stock. Contingent upon the executive's continued employment, the period of restriction is three years and will lapse on March 1, 2008. The actual number of shares issued may be adjusted upward or downward by 25 percent based on FirstEnergy's performance against three key metrics: Earnings Per Share, Safety and an Operational Performance Index. The actual performance result for each of the three years will be averaged and compared to the average of the target level set for each performance metric as set by the Compensation Committee. Dividends accrue on the performance-adjusted restricted stock units and convert to additional units at the end of each quarter. In 2005, performance-adjusted restricted stock grants were issued as follows: Alexander-47,954 units, Grigg-16,901 units, Marsh-5,131 units, Vespoli-5,644 units, and Clark-4,950 units.

        The discretionary restricted stock unit component is designed to be granted in a limited capacity to high performing and/or high potential employees and to retain critical talent. Discretionary restricted stock units consist of the right to receive, at the end of the period of restriction, a number of shares of FirstEnergy common stock. Contingent upon continued employment, the period of restriction is five years and will lapse on March 1, 2010. No executive may receive a grant that would more than double the target number of performance-adjusted restricted stock units. Dividends accrue on the discretionary restricted stock units and convert to additional units at the end of each quarter. In 2005, no named executive received a grant of discretionary restricted stock units.

        At the conclusion of the vesting periods, the value of the performance-adjusted and discretionary restricted stock units will be determined by multiplying the number of shares earned by the average high and low stock price the day the restriction lapses, and stock certificates will be issued.

        If an executive retires or separates from FirstEnergy for a reason that the executive qualifies for and elects severance prior to the end of the period of restriction, the executive would receive a prorated award based on the number of full months of participation and, for the performance-adjusted restricted stock units, target level performance against the key metrics. However, for the performance-adjusted restricted stock unit component, an executive must work at least 12 months during the three-year period to be eligible for a stock distribution. For the discretionary restricted stock unit component, an executive must work at least 36 months during the five-year period to be eligible for a stock distribution.

AGGREGATED STOCK OPTIONS EXERCISED IN 2005
AND STOCK OPTION VALUES AT DECEMBER 31, 2005

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/Unexercisable
A. J. Alexander	310,450	$6,044,387	124,275/303,275	$1,529,933/$3,959,876
R. R. Grigg	0	$0	13,689/41,070	$130,456/$391,397
R. H. Marsh	70,625	$1,136,657	42,200/70,975	$614,600/$978,724
L. L. Vespoli	21,000	$393,760	100,950/67,850	$1,719,881/$935,443
M. T. Clark	61,115	$1,218,630	0/27,075	$0/$370,000

EQUITY COMPENSATION PLAN INFORMATION

        The following table contains information as of December 31, 2005, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	8,741,132	(1)	$32.01	3,883,919	(2)
Equity compensation plans not approved by security holders(3)	0		N/A	0
Total	8,741,132		$32.01	3,883,919
(1)
Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to in these notes as the Plan). No stock options have been granted after 2004. This number does not include 125,124 shares of common stock that could be issued upon exercise of outstanding options granted under plans assumed by FirstEnergy in acquisitions. The aggregate weighted-average exercise price of all outstanding options under the assumed plans is $30.77. FirstEnergy cannot grant additional options under the assumed plans.

(2)
Includes an indeterminate number of common shares that may be issued upon the settlement of 1,062,038 outstanding performance shares and restricted stock units granted under the Plan, as well as upon the settlement of future grants of performance shares, stock appreciation rights and restricted stock under the Plan. If certain corporate performance goals are attained, performance shares can be paid in the form of cash or common stock, at the discretion of the Compensation Committee. Stock appreciation rights also may be settled in the form of cash or common stock at the discretion of the Compensation Committee. No grants of stock appreciation rights have been awarded under the Plan. Restricted stock always is issued in the form of common stock. Of the total shares available for future issuance reported above, no more than 2,618,183 common shares may be issued in connection with performance shares or restricted stock granted under the Plan.

(3)
All equity compensation plans have been approved by security holders.

SEVERANCE AGREEMENTS AND OTHER CONTRACTS

        The Company has in place separate severance agreements with Anthony J. Alexander, Richard R. Grigg, Richard H. Marsh, Leila L. Vespoli, and Mark T. Clark. In each case, the agreements provide for the payment of severance benefits if the individual's employment with FirstEnergy or its subsidiaries is terminated under specified circumstances within three years after a change in control of FirstEnergy. A change in control includes the acquisition by another entity of the beneficial ownership of 50 percent or more of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or, in certain circumstances, a reorganization, merger, or dissolution of the Company. The agreements are intended to ensure that the individuals are free from personal distractions in the context of a potential change in control, when the Board needs the objective assessment and advice of these executives to determine whether an offer is in the best interests of the Company and its shareholders. With the exception of Mr. Alexander, the severance benefits are triggered only when the individual is terminated without cause or resigns for good reason. Good reason is defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation. Additionally, Mr. Alexander is eligible for the specified severance benefits if he resigns, for any reason, during a 90-day window period commencing 18 months following a change in control. The agreements have initial three-year terms.

        In 2003, the Compensation Committee retained an outside consultant to review the provisions of the severance agreements then in effect. As a result of the consultant's findings, the Compensation Committee chose not to extend such agreements, and to instead provide agreements with more conservative terms that are better aligned with competitive practice. The Company executed agreements consistent with the more conservative terms with Mr. Marsh and Ms. Vespoli in December 2003 with an effective date of January 1, 2006, and with Mr. Alexander on March 5, 2004, effective immediately. The agreements with Mr. Grigg and Mr. Clark were executed on March 7, 2005, effective immediately. These new agreements provide the following benefits:

  •
  The individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned;

  •
  In the case of Mr. Alexander, Mr. Marsh and Ms. Vespoli, a cash payment of 2.99 times the sum of the individual's base salary plus the average of his or her annual incentive compensation awards over the past three years. In the case of Mr. Grigg and Mr. Clark, a cash payment of 2.99 times the sum of the individual's base salary plus the target amount of his annual incentive compensation award;

  •
  In regard to retirement plans, (a) three years will be added to the executive's age and years of service at termination, (b) pension benefits will be calculated with the enhanced age and years of service, and (c) benefits will be paid out no earlier than an adjusted age of 55;

  •
  With regard to health care and life insurance, each executive will receive the benefits on the same terms as an active employee for three years; and

  •
  Payment of legal fees and expenses as well as any excise taxes resulting from the agreement.

        Under each of the above severance agreements, the executive would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the change in control agreement.

        On February 15, 2005, in response to a shareholder proposal at the 2004 Annual Meeting that received the affirmative vote of approximately 64 percent of the votes cast, the Board adopted a new policy with respect to severance agreements. The Board's policy requires that any future severance agreement offered to any Company employee limit the multiplier of base salary and target short-term incentive compensation to 2.99 times. The Board's policy also requires that such severance agreements with officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934 only contain such other terms, conditions and provisions as may be recommended by the Compensation Committee and approved by the independent directors of the Board and, at the discretion of such independent directors, approved by the shareholders. The Board's policy also requires that the Compensation Committee retain an independent third-party consultant to review periodically the prevailing competitive practices concerning severance agreements triggered by a change in control and report on such review to the Board.

        In accordance with this policy, the Compensation Committee of the Board retained an independent third-party consultant to review the prevailing competitive practices concerning severance agreements triggered by a change in control. The results of the review in 2005 indicated that FirstEnergy's severance agreements are consistent with competitive practice including the definition of change-in-control, eligibility for change in control benefits, levels of cash severance provided and the types of benefits covered.

EXECUTIVE RETIREMENT PLAN

        The FirstEnergy Supplemental Executive Retirement Plan (later referred to as the SERP) is limited to eligible executives. At normal retirement, eligible senior executives who participated in the SERP prior to 1999 and have five or more years of service with the Company or its subsidiaries, or eligible senior executives who began participation in the SERP in 1999 or later and have ten or more years of service, are provided a retirement benefit from the SERP. This benefit is equal to the greater of 65 percent of the executive's highest annual salary, or 55 percent of the average of the executive's highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996, and paid prior to retirement. The SERP benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, and Social Security benefits. In some cases, the executive's tax-qualified pension and supplemental pension may exceed the SERP benefit. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. The SERP also provides for disability and surviving spouse benefits. As of the end of 2005, the estimated annual single life annuity retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from FirstEnergy were: Alexander-$780,549; Grigg-$126,992; Marsh-$290,932; Vespoli-$296,205; and Clark-$244,169.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board (later referred to in this section as the Committee) has responsibility to assure that executive and director pay is aligned with shareholders' interests. In carrying out this responsibility, the Committee advises the Board in establishing and administering the executive compensation programs of the Company. The Committee is comprised of the six directors listed at the end of this report, none of whom is an employee of the Company and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of Section 162(m) of the Internal Revenue Code. Also, as provided for in the Company's Corporate Governance Policies, each member qualifies as independent as defined by the rules and regulations of the NYSE and the SEC.

        In 2005, the Committee reviewed its compensation practices for executives and directors; reviewed the executive compensation programs to assure that the programs are coordinated properly and achieving their intended purposes; reviewed the Committee charter to ensure that the current practice of the Committee aligns with the authority and responsibilities outlined in the charter; reviewed the consistency of its compensation philosophy with the current business environment; and reviewed all direct compensation, perquisites, retirement benefits and related lump-sum payments for the Company's executive officers, including the named executive officers identified in the proxy statement.

Committee Charter

        To assist the Committee in fulfilling its charter obligations, the Committee established an annual work plan and meeting agendas that include executive sessions at every meeting, which are held without the presence of management and which include independent advisors when the Committee deems appropriate.

        In accordance with the charter, the purposes of the Committee include:

  •
  To discharge the responsibilities of the Board as specified in the charter relating to compensation of certain senior-level officers of the Company, including the Chief Executive Officer (later referred to in this report as the CEO), the Chairman, if the Chairman is not the CEO, and other proxy-named individuals;

  •
  To review and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy; and

  •
  To assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company's executive officers, to administer such plans in order to attract, retain and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies, and growth in shareholder value.

Philosophy

        The objective of the Company's compensation programs applies to all executives and reflects the following principles:

  •
  Total compensation provides competitive pay that reflects a pay-for-performance orientation under which executives' rewards are linked directly to delivering superior short- and long-term results to its key stakeholders, including shareholders, customers, and employees. To achieve this goal, a significant portion of an executive's actual pay reflects corporate, business unit, and individual performance as defined by various financial, operational, and personal objectives.

  •
  The peer group used to define competitive levels of compensation is similarly sized organizations in the energy services industry. In addition, consideration may be given to broader general industry data in circumstances where that is the relevant pool in which we compete for talent.

  •
  Base salaries generally are targeted at or near the median competitive levels in the associated peer group. Variations above or below median levels for individual executives are used to reflect the relative responsibilities of the positions within FirstEnergy to facilitate internal equity. Further, base salaries reflect the individual qualifications, experience, and the sustained performance level of the executive.

  •
  Incentive opportunities for executives are targeted at median competitive levels for achievement of planned corporate goals, but allow executives to achieve total compensation at approximately the 75th percentile of the peer group if both corporate and individual performance are superior. However, there is a significant downside if corporate and/or individual performance is below standard.

  •
  The proportion of pay at risk is consistent with competitive data and increases as an executive's level of responsibility increases. Incentive opportunities are designed to align with the long-term interests of shareholders. An appropriate balance of annual, medium-term and longer-term incentives is designed to facilitate the retention of talented executives, reward long-term strategic results, and encourage stock ownership.

  •
  Short-term incentive opportunities are based on a combination of corporate, business unit and individual goals. As an executive's level of responsibility increases, a greater percentage of the annual incentive is based on corporate goals. Corporate goals reflect the targeted performance objectives for the year and are heavily weighted toward financial targets.

  •
  Long-term incentive awards are based on both the Company's absolute performance and performance relative to peer companies, as appropriate, and are primarily equity-based to ensure alignment of management and shareholder interests.

  •
  The compensation for the Company's outside directors generally is targeted at or near the median competitive levels of similarly sized organizations both within the energy services and general industries.

Outside Consultants

        The Committee employs an outside consultant to assist it in fulfilling its charter. The consultant is an independent advisor to the Committee. The Committee has the sole authority to select, dismiss, and approve any financial arrangement with the consultant. The consultant also may assist management in performing duties delegated from the Committee.

Components of Compensation

        The Company delivers total direct compensation to executives through three primary components: base salary, short-term incentives, and long-term incentives. The Committee reviews annually the Company's competitiveness in regard to each of these elements individually and in the aggregate. Each component is discussed in greater detail below:

Base Salary

        The Committee reviews executive base salaries each year. Base salaries are targeted primarily to the median of similarly-sized companies in the energy services industry, but broader general industry data also is reviewed as appropriate. The peer group used primarily for reviewing compensation includes the companies used in the total shareholder return graph in this proxy statement, but may include others as appropriate. The Committee makes annual adjustments to base salaries, if appropriate and merited, after considering both quantitative and qualitative factors such as Company performance, individual executive performance, changes in executives' responsibilities, and changes in the competitive marketplace.

Short-term Incentive

        FirstEnergy's short-term incentive plan supports the Company's compensation philosophy by linking executive awards directly to annual performance results on key corporate, business unit, and individual objectives. Similar to base salaries, the short-term incentive plan provides executives with opportunities that are targeted to the median of the energy services industry. The Committee reviews annually these target award opportunities, which are expressed as a percentage of base salary, and makes adjustments as appropriate and warranted by competitive market practice and internal equity considerations. For 2005, target award opportunities for executives ranged from 30 percent of salary to 100 percent of salary for the CEO. Actual awards for the short-term incentive portion based on operational performance range from 50% of target for performance at threshold to 150% of target for outstanding performance. Actual awards for the short-term incentive portion based on financial performance range from 50% of target for performance at threshold to 200% of target for outstanding performance. Awards will not occur if threshold performance is not achieved.

        In 2005, short-term incentive objectives included metrics such as earnings per share, net debt reduction, free cash flow from operations, customer service, generating plant performance, reliability and safety, including nuclear safety as measured by an industry index, among others. Each executive's opportunity is based on a range of the above measures, which are weighted to reflect the executive's position and responsibilities. For 2005, the named executive officers' awards ranged from 119% to 144% of target levels.

Long-term Incentive

        The Company believes that executive compensation must be linked to long-term business results and the creation of shareholder value. Accordingly, the Company maintains a long-term incentive program that provides executives with award opportunities based on the long-term successful performance of the Company. This program is equity-based in order to align the long-term interests of executives with those of shareholders. Similar to the short-term incentive program, the Committee annually reviews executives'

long-term incentive opportunities to ensure competitiveness with the Company's target market and makes any adjustments as appropriate.

        Specifically, for 2005, the Company delivered long-term incentives through a combination of restricted stock units and performance shares. FirstEnergy's restricted stock unit program contains two components: performance-adjusted and discretionary restricted stock units. Additional details of the restricted stock unit component may be found in the narrative of the Long-Term Incentive Plan Table in this proxy statement.

        The Company's performance share program provides executives with the opportunity for awards based on FirstEnergy's total shareholder return performance relative to the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies over a three-year period. This group of publicly-traded energy industry peers is included for comparative purposes in our performance comparison graphs presented later in this proxy statement. If the Company's performance is below threshold (defined as the 40th percentile), no awards are paid. If the Company's performance is above the 86th percentile, awards will be made at maximum or 150 percent of target. Awards are interpolated for performance between these two points. The Company's performance for the 2003-2005 period was above the target, resulting in an actual award level at 114.5 percent of target.

Compensation Components Review

        The Committee has reviewed all components of the named executive officers' compensation, including annual base salary, bonuses based on corporate, business unit and individual performance, equity compensation, stock option and restricted stock gains, all perquisites and other personal benefits and the actual and projected payout obligations under several potential termination scenarios (i.e., voluntary resignation, retirement, severance, change in control). A comprehensive summary of all of the above components for each named executive officer was prepared and reviewed affixing dollar amounts under various payment scenarios. Based on this review, the Committee determined that the total compensation (and, in the case of termination scenarios, the potential payouts) is reasonable and not excessive.

CEO Evaluation Process

        As defined by the charter, the Committee established a process considering objective and subjective performance criteria to obtain an evaluation of the CEO's performance from all independent directors. This process consists of both a written summary and an oral presentation by the CEO to the independent directors, discussion by independent directors, and a summary of the consensus of the independent directors presented to the CEO.

        Consistent with the charter, the Committee further reviewed and recommended to the Board corporate goals and objectives relevant to the compensation of the CEO. The Committee further evaluated the CEO's performance against those goals and objectives during its annual review of the CEO's compensation and communicated the evaluation results to the Board. The results of this review were also communicated to the CEO.

CEO Pay

        In determining the compensation structure for the CEO, the Company applies the same philosophy that guides the total compensation program for other officers. The Committee considers the value of compensation to CEOs at comparable companies and considers the compensation provided to the CEO in the past. Additionally, the Committee believes that the CEO should have a majority of his total pay at risk. For 2005, 80 percent of the CEO's target total compensation was variable and delivered through annual incentives and equity-based opportunities.

        The salary column in the Summary Executive Compensation Table lists the 2005 base salary of the CEO, Mr. Anthony J. Alexander, including salary deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan and/or the FirstEnergy Savings Plan. In accordance with the Company's pay philosophy, Mr. Alexander received a base salary of $1,135,000 for 2005, which is similar to that of CEOs at similarly sized energy services companies.

        Under the Company's short-term incentive plan, Mr. Alexander has a target opportunity of 100 percent of base salary. The Committee approved five financial and operational short-term incentive objectives for Mr. Alexander in 2005 as well as the relative weightings for each. These objectives related to the achievement of targeted levels of earnings per share; net debt reduction; cash flow; overall safety performance, including nuclear safety as measured by an industry index; and customer service excellence. The financial measures received the heaviest weighting in Mr. Alexander's target short-term incentive opportunity. Based on the Company's 2005 above target performance, Mr. Alexander was awarded a short-term incentive payout of $1,637,238.

        Similar to the approval for other executives, the Committee approved restricted stock units and performance share awards for Mr. Alexander in 2005. Mr. Alexander received a grant of 47,954 performance-adjusted restricted stock units in March 2005. Mr. Alexander also received a target grant of 36,055 performance shares in 2005, with the actual payout, if any, to occur in early 2008, based on the Company's total shareholder return results relative to an index of peer companies as measured between January 1, 2005, and December 31, 2007. This award will be paid out in accordance with the plan structure as outlined above under the Long-Term Incentive section of this report. Additional details of the program and the grants for Mr. Alexander (and the other named executive officers) are listed in the Long-Term Incentive Plan Table and narrative.

        In accordance with the long-term incentive plan in effect in 2003, Mr. Alexander received an incentive opportunity of performance shares with a term of three years from 2003 through 2005. Based on the Company's level of performance, Mr. Alexander's payout under the 2003 long-term incentive plan was $825,454.

Share Ownership Guidelines

        FirstEnergy believes it is critical that the interests of executives and shareholders be clearly aligned. As such, share ownership requirements, defined as a multiple of salary, are in place for FirstEnergy executives as follows:

CEO and President	5 times
EVP and COO	4 times
Senior Vice Presidents and the Equivalent	3 times
Vice Presidents and the Equivalent	1-2 times

        FirstEnergy's guidelines prevent share sales until an executive attains the specified ownership level and also require an executive who has attained the specified ownership level to hold at least 50 percent of all the shares granted by the Company after January 1, 2005.

        All named executives, including the CEO and President, as well as the majority of other FirstEnergy executives, are at the designated ownership levels and the remaining executives are expected to reach their designated levels within three to five years. Mr. Alexander currently owns over 223,000 shares of FirstEnergy stock, the value of which more than satisfies his stock ownership requirements.

Tax Deductibility of Executive Compensation

        Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1 million deduction limit of Section 162(m) of the Internal Revenue

Code, the Committee believes it is important to maximize deductibility while ensuring the Company's compensation programs remain effective and appropriate for the organization to continue to attract and retain executives to FirstEnergy.

        The foregoing report on executive compensation for 2005 is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Catherine A. Rein (Chair)	Dr. Carol A. Cartwright
Robert B. Heisler, Jr. (appointed to the Committee in February 2006)	Russell W. Maier
Paul J. Powers	Wes M. Taylor

BOARD AUDIT COMMITTEE REPORT

        The Board Audit Committee (later referred to in this report as the Committee) oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee acts under a written charter that is reviewed annually and revised as necessary and is approved by the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

        The Committee reviewed and discussed with FirstEnergy's independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, including its judgments as to the propriety of the application of accounting principles by the Company.

        The Committee received the written communications from the independent registered public accounting firm regarding their independence from the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees," and discussed that matter with the independent registered public accounting firm.

        The Committee discussed with the Company's internal auditors and independent registered public accounting firm the overall scope, plans and results of their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

        Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

        The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided during the years 2005 and 2004:

AUDIT FEES

        PricewaterhouseCoopers LLP billed the Company an aggregate of $6,573,000 in 2005 and $6,662,783 in 2004 in fees for professional services rendered for the audit of the Company's financial statements and the review of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements.

	Fees for Audit Year 2005	Fees for Audit Year 2004
AUDIT RELATED FEES
Benefit Plan Audits	$0	$17,500
TAX FEES	$0	$0
ALL OTHER FEES	$0	$0

        The Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with them maintaining their independence. There were no non-audit services rendered by the independent registered public accounting firm in 2005 or 2004. The Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services, other than services that require an expertise that is exclusive to that firm. The policy further states that any engagement of the independent registered public accounting firm to perform other audit-related services must be approved in advance by the Vice President and Controller. Any engagement of the independent registered public accounting firm for non-audit related services that is based on an expertise that is exclusive to them must be specifically approved in advance by the Committee. The Committee pre-approved all services provided by PricewaterhouseCoopers LLP in 2005 and 2004.

Audit Committee:    Russell W. Maier (Chair), Paul T. Addison, Ernest J. Novak, Jr., Robert N. Pokelwaldt, Catherine A. Rein, George M. Smart

SHAREHOLDER RETURN — PERFORMANCE COMPARISON GRAPHS

        The following graphs show the total annual return from an investment in the Company's common stock compared with the total annual returns in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (referred to below as the EEI Index) and the Standard & Poor's 500 Index of widely held common stocks (referred to below as the S&P 500 Index). The top graph shows the total annual returns by year. The bottom graph provides the cumulative value of a $100 investment on December 31, 2000. Total return represents stock price changes plus the reinvestment of dividends in the stock.

TOTAL ANNUAL RETURNS

TOTAL RETURN CUMULATIVE VALUES
($100 Investment on December 31, 2000)

Appendix A

CHARTER OF THE AUDIT COMMITTEE

PURPOSE

        The purpose of the Audit Committee (the "Committee") is:

        1.     To assist Board oversight of:

          (a)   The integrity of the Company's financial statements;

          (b)   The Company's compliance with legal, risk management and regulatory requirements;

          (c)   The independent auditor's qualifications and independence;

          (d)   The performance of the Company's internal audit function and independent auditor; and

          (e)   The Company's systems of internal control with respect to the accuracy of financial records, adherence to Company policies and compliance with legal and regulatory requirements.

        2.     To prepare the report that Securities and Exchange Commission ("SEC") rules require be included in the Company's annual proxy statement; and

        3.     To perform such other duties and responsibilities enumerated in this Charter.

        The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

COMPOSITION

        The Committee shall be comprised of not fewer than three members of the Board, as shall be determined from time to time by the Board. The Board shall appoint the members of the Committee upon the recommendation of the Corporate Governance Committee. All of the members or any individual member of the Committee may be removed from the Committee without cause by the affirmative vote of a majority of the Board. Without the approval of the Board, no Committee member shall simultaneously serve on the audit committees of more than two other public companies.

        Each member shall qualify as independent, as such term is defined in the Corporate Governance Policies. The Board shall appoint at least one member to the Committee who, in the Board's business judgment, has accounting or related financial management expertise, which member may be an "Audit Committee Financial Expert" as such term may be defined from time to time by the SEC.

        All members of the Committee shall be financially literate, having a working familiarity with basic finance and accounting practices, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

RESPONSIBILITIES AND AUTHORITY

        The Audit Committee has the following responsibilities and authority:

        1.     Annually, the Committee shall be directly responsible for the appointment, compensation, retention (subject to shareholder ratification, if such ratification is required) and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall audit the consolidated financial statements of the Company and the consolidated financial statements of selected subsidiaries for the fiscal year for which it is appointed and report directly to the Committee.

        2.     Except as otherwise stated herein, the firm serving as the independent auditor for the Company may not be retained to provide non-audit related services to the Company or any of its subsidiaries. This also applies to non-audit related services received by the Company's subsidiaries from other accounting firms serving as their independent auditors. In the event that non-audit related services for a project can reasonably be provided only by the independent auditor due to expertise that is exclusive to that firm or for any other reason that the Committee deems necessary, and provided that the engagement for such non-audit related services is in compliance with all applicable legal and regulatory requirements promulgated from time to time by the SEC and the NYSE, the Committee must specifically approve such arrangements before the auditor may be engaged to provide such service. Notwithstanding the foregoing, the independent auditor for the Company is prohibited from providing the following non-audit services to the Company or any of its subsidiaries:

          (a)   Bookkeeping or other services related to the accounting records or financial statements of the Company or any of its subsidiaries;

          (b)   Financial information systems design and implementation;

          (c)   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (d)   Actuarial services;

          (e)   Internal audit outsourcing services;

          (f)    Management functions or human resources;

          (g)   Broker or dealer, investment advisor or investment banking services;

          (h)   Legal services and expert services unrelated to the audit; and

          (i)    Any other services that the Public Accounting Oversight Board determines, by regulation, is impermissible; or any other service that the Audit Committee determines is impermissible, poses a potential conflict, or should be prohibited.

        The Committee must pre-approve any audit-related service that is not considered part of the annual audit and, to the extent required by applicable law, any non-audit service, including tax services, that is not described in any of the foregoing paragraphs (a)-(i); except, however, that such retained audit firm may prepare or review income tax forms, registration statements and cost reports without such pre-approval.

        3.     In connection with the Committee's approval of non-audit services, the Committee shall consider whether the independent auditor's performance of any non-audit services is compatible with the external auditor's independence.

        4.     The Committee shall establish the Company's hiring policies for employees or former employees of the Company's independent auditors.

        5.     At least annually, the Committee shall obtain and review a report by the independent auditor describing:

          (a)   the independent auditor's internal quality control procedures;

          (b)   any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm, or by any publicly disclosed inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues; and

          (c)   all relationships between the independent auditor and the Company, in order to assess the auditor's independence.

        6.     After reviewing the foregoing report, the Committee shall evaluate the independent auditor's qualifications, terms of engagement, compensation, performance and independence, which shall include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the Committee shall take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

        7.     The Committee shall ensure the regular rotation of the lead audit partner and concurring partner every five (5) years and consider whether it would be appropriate to implement a regular rotation of the independent auditor firm.

        8.     The Committee shall also review any report by the independent auditor describing:

          (a)   critical accounting policies and practices used by the Company;

          (b)   alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          (c)   any other material written communication between the independent auditor's firm and the Company's management.

        9.     The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's reports filed with the SEC. In addition to reviewing the financial statements, the Committee shall review any certification, report, opinion, or review rendered by the external auditor in connection with those financial statements, and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements. The Committee shall have full access to the Company's books and personnel.

        10.   The Committee, as a whole or through the Chair, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the external auditor prior to filing of the Company's Reports on Forms 10-K or 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

        11.   The Committee shall review disclosures made to the Committee by the Company's chief executive officer and chief financial officer during their certification process for Forms 10-K and Forms 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        12.   In connection with its review of the Company's financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented.

        13.   The Committee shall review with the independent auditor any audit problems or difficulties and management's response to them. The Committee shall review any significant findings and recommendations of the internal auditing function together with management's responses to them. Any such review shall include discussion of the responsibilities, budget and staffing of the internal audit function.

        14.   Based on its review and discussions with management, the internal auditor and the independent auditor, the Committee shall recommend to the Board whether the Company's financial statements should be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

        15.   Although the Committee shall not be required to pre-approve or discuss in advance each earnings release or each instance in which the Company may provide earnings guidance, the Committee shall review and discuss press releases related to the Company's earnings, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

        16.   The Committee shall meet separately, periodically, with management, with internal auditors, with independent auditors and with the general counsel. Further, the Committee shall, at least annually, meet with the Company's independent auditor, without the presence of any Company employees, in order to review the results of each external audit of the Company, the report of the audit, any related management letter, management responses to recommendations made by the independent auditor in connection with the audit, all significant reports of the internal auditing department, and management's responses to those reports.

        17.   At least annually, the Committee shall review and approve the scope and plan of the work to be done by the Company's internal audit function, and review the results of such work. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function. The Committee shall oversee, require and review periodic evaluations of the Company's internal control and corporate compliance structures, including the charter of the internal audit function to reasonably assure that it is consistent with that recommended by the Institute of Internal Auditors, and the resources provided to the internal audit group to reasonably assure that it has sufficient resources to carry out its charter. At least annually, the Committee shall approve the Internal Auditing Business Practice.

        18.   The Committee shall periodically review with the Director of the Internal Auditing Department the adequacy of the Company's internal controls and corporate compliance structures, including computerized information system controls and security, to reasonably determine, at a minimum, that: (a) components of the Company's internal control and corporate compliance structures are regularly evaluated; (b) such evaluations are performed by qualified personnel; and (c) such evaluations have reasonable scope and depth of coverage and are conducted with sufficient frequency. The Committee shall discuss with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of the audit, in addition to reviewing with the independent auditor the Company's compliance with the requirements of the Sarbanes-Oxley Act of 2002, as may be amended from time to time.

        19.   The Committee shall consider and review Directors', officers' and management's Company-funded expenses.

        20.   The Committee shall discuss generally the Company's policies with respect to risk assessment and risk management.

        21.   Periodically, the Committee shall meet with appropriate members of management to review adherence to corporate policies and review processes relating to training, monitoring and reporting of policy compliance. In particular, the Committee shall review the Company's Code of Business Conduct to determine that it is designed to provide adequate protection against violations of applicable laws and regulations, and shall review the record keeping and reporting systems to measure and monitor regulatory compliance requirements. In general, the Committee shall also periodically review the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and the Company's Conflicts-of-Interest Policy, and methods for disseminating information regarding the foregoing policies. The Committee shall review corrective actions taken by the Company when significant internal or corporate compliance problems are reported. If the Committee becomes aware of any significant deficiency from corporate compliance programs or internal control programs, or of material violations of established corporate policies or legal and regulatory requirements, it shall: (a) reasonably determine that all appropriate corrective actions have been taken in response thereto, and that such actions are sufficient under the circumstances; (b) review any management override (which shall include waivers permitted by policies or procedures) of corporate compliance programs and internal control programs, and take the steps necessary to reasonably determine that such action or override will not occur in the future without Board approval; and (c) review the process for reporting deficiencies or violations to reasonably assure that the Director of Internal Audit and the Chief Ethics Officer are informed of such deficiencies or violations.

        22.   The Committee shall establish procedures for:

          (a)   the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

          (b)   the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters.

        23.   The Committee may cause on-going educational programs related to appropriate financial and accounting practices to be made available to Committee members.

        24.   The Committee shall communicate to the Board any issues with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

        25.   The Committee shall prepare the report required by SEC rules to be included in the Company's annual proxy statement.

        26.   The Committee shall report regularly to the Board concerning its activities.

        27.   The Committee shall meet at least six (6) times per year.

        28.   The Committee shall serve as a channel of communication between the independent auditor and the Board, and between the Director of Internal Audit and the Board.

        29.   The Director of Internal Audit reports to the Committee and the Chief Financial Officer. The Committee will periodically assess this reporting relationship in accordance with the Institute of Internal Auditors Standard 1110 and associated Practice Advisories.

        30.   At least annually, the Committee and the Board shall cause the Company to evaluate the performance of the Director of Internal Audit and, if necessary, recommend the replacement of the Director of Internal Audit. The Chair of the Committee shall be briefed annually on this evaluation along with the compensation package for the Director of Internal Audit.

        31.   The Chair of the Committee shall be consulted prior to the appointment or removal of the Director of Internal Audit.

        32.   The Committee shall conduct an annual performance evaluation of the Committee.

        33.   The Committee shall ensure the minutes of each meeting be kept and filed with the minutes of the Company.

        34.   At least annually, the Committee shall review the political contributions of the Chief Executive Officer and the next four (4) highest paid executives, as listed in the most current proxy statement.

        35.   The Committee will review the Policy on Engagement of Government Relations and Legislative Consultants annually.

AUTHORITY TO RETAIN AND TERMINATE ADVISORS

        In the course of its duties, the Committee shall have the authority, at the Company's expense, to retain, replace and terminate independent counsel and other advisors, as it deems necessary to carry out its duties.

        The Committee shall have the sole authority to appoint, compensate, retain (subject to shareholder ratification, if such ratification is required) and oversee the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

        The Committee shall determine the appropriate funding to be provided by the Company for payment of:

          (a)   compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

          (b)   compensation to any advisors employed by the Committee; and

          (c)   ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

AMENDMENT

        This Charter and any provision contained herein may be amended or repealed by the Board.

Revised: September 20, 2005

76 South Main St., Akron, Ohio 44308

David W. Whitehead
Corporate Secretary

                                                                                        April 4, 2006

Dear Shareholder:

        You are invited to attend FirstEnergy's 2006 Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 16, 2006, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

        As you may recall, you previously consented to accessing annual reports and proxy statements on the Internet instead of receiving paper copies. To access and view the proxy statement and annual report, please go to the Web site address listed on your proxy card under voting option "Vote by Internet."

        The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes four items which are explained in the proxy statement. The first two items are the election of eight members to your Board of Directors and the ratification of our independent registered public accounting firm. Your Board of Directors recommends that you vote FOR Items 1 and 2. In addition, there are two shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 3 and 4.

        Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the telephone or Internet voting options. Please note that since you already have consented to accessing annual reports and proxy statements on the Internet, it is not necessary when voting your shares to again provide consent.

        If you wish to receive paper copies of annual reports and proxy statements with proxy cards mailed to you in the future, or if you would like a paper copy of these documents sent to you now, please call FirstEnergy Shareholder Services at (800) 736-3402.

        Your vote and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are included on your proxy card. We hope you can join us.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         To the Holders of Shares of Common Stock:

        The 2006 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 16, 2006, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

        •  Elect eight members to the Board of Directors to hold office until the next Annual Meeting;

        •  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006;

        •  Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

        •  Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

        Only shareholders of record at the close of business on March 21, 2006, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,
David W. Whitehead Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 4, 2006.

FirstEnergy Corp. Savings Plan

Voting Direction Form

YOU MAY VOTE BY TELEPHONE TOLL-FREE, BY INTERNET,

OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
https://www.proxyvotenow.com/fny	1-866-564-2324
Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an e-mail confirmation of your vote.	Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.	Mark, date and sign this voting direction form and mail the entire form promptly in the postage-paid envelope. Do not return the form if you vote by telephone or by Internet.

All votes must be received by the Trustee no later than 5:00 p.m. Eastern time on May 12, 2006, to be included in the voting results.

FirstEnergy Corp. Savings Plan

Voting Direction Form

FirstEnergy Corp. Annual Meeting of Shareholders - May 16, 2006

To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan

As a participant and a “named fiduciary” in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company,

Trustee, to vote, as directed on the reverse side, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no voting direction forms are received, at the Annual Meeting of Shareholders on May 16, 2006, or at any adjournment. I understand my vote will be held in confidence by the Trustee.

To be completed, signed, and dated on reverse side.

Do not return this form if you vote by telephone or by Internet.

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting direction form will be voted as your Board of Directors recommends, which is FOR Items 1 and 2 and AGAINST Items 3 and 4.

ALLOCATED SHARES				UNALLOCATED SHARES

YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 and 2.				YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 and 2.

Item 1.	Election of 8 Directors			Item 1.	Election of 8 Directors

	FOR	☐	☐ WITHHOLD		FOR	☐	☐ WITHHOLD
	all nominees listed		authority to vote		all nominees listed		authority to vote
	below (except as		for all nominees		below (except as		for all nominees
	printed to the		listed below		printed to the		listed below
	contrary below)				contrary below)
	Nominees:				Nominees:
	(01) Anthony J. Alexander (02) Dr. Carol A. Cartwright				(01) Anthony J. Alexander (02) Dr. Carol A. Cartwright
	(03) William T. Cottle (04) Robert B. Heisler, Jr.				(03) William T. Cottle (04) Robert B. Heisler, Jr.
	(05) Russell W. Maier (06) George M. Smart				(05) Russell W. Maier (06) George M. Smart
	(07) Wes M. Taylor (08) Jesse T. Williams, Sr.				(07) Wes M. Taylor (08) Jesse T. Williams, Sr.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the following line.					INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the following line.

Item 2.	Ratification of Independent Registered			Item 2.	Ratification of Independent Registered
	Public Accounting Firm				Public Accounting Firm

	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR ☐	AGAINST ☐	ABSTAIN ☐

YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 and 4.				YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 and 4.

Item 3.	Shareholder Proposal			Item 3.	Shareholder Proposal

	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR ☐	AGAINST ☐	ABSTAIN ☐

Item 4.	Shareholder Proposal			Item 4.	Shareholder Proposal

	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR ☐	AGAINST ☐	ABSTAIN ☐

SIGNATURE. Sign as name appears on reverse side.	Date	, 2006

To assure your representation at the meeting, please vote by telephone or by Internet or sign and mail this form promptly in the enclosed, postage-paid envelope to State Street Bank and Trust Company, Box 1997 G.P.O.,
New York, N.Y. 10117-0024

c/o Corporate Election Services	V O T E B Y T E L E P H O N E
P.O. Box 3200	Have your proxy card available when you call
Pittsburgh, PA 15230	Toll-Free 1-888-693-8683 using a touch-tone phone
and follow the simple instructions to record your
vote.

V O T E B Y I N T E R N E T
Have your proxy card available when you access the
Web site www.cesvote.com and follow the simple
instructions to record your vote.

V O T E BY M A I L
Mark your choices, sign and date your proxy card,
and return it in the postage-paid envelope provided
or return it to: FirstEnergy Corp., c/o Corporate
Election Services, P.O. Box 3200, Pittsburgh
PA 15230.

Vote by Telephone	OR	Vote by Internet	OR	Vote by Mail
Call Toll-Free using a		Access the Web site and		Return your proxy
touch-tone telephone:		cast your vote:		in the postage-paid
1-888-693-8683.		www.cesvote.com		envelope provided.

Vote 24 hours a day, 7 days a week.

If you vote by telephone or over the Internet, do not mail your proxy card.

Your telephone or Internet vote must be received by 10:30 a.m. Eastern time on Tuesday, May 16, 2006, in order to be counted in the final tabulation.

Please sign and date the proxy card below, and fold and detach the card at the perforation before mailing.

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 16, 2006, at 10:30 a.m., Eastern time. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1 and 2 and AGAINST Items 3 and 4.

The undersigned appoints David W. Whitehead and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 16, 2006, or at any adjournment; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

Dated:	, 2006

Signature

Signature
Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Please sign and mail promptly if you are not voting by telephone or Internet.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy in the enclosed envelope.

Please sign and date the proxy card below on the reverse side, and fold and detach the card at the perforation before mailing.

FIRSTENERGY CORP.	PROXY

Your Board of Directors recommends a vote FOR Items 1 and 2.
1.	Election of eight directors:
	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
		(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(1) Anthony J. Alexander	(2) Dr. Carol A. Cartwright	(3) William T. Cottle	(4) Robert B. Heisler, Jr.
	(5) Russell W. Maier	(6) George M. Smart	(7) Wes M. Taylor	(8) Jesse T. Williams, Sr.

To withhold authority to vote for Individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of independent registered public accounting firm	☐ FOR	☐ AGAINST	☐ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 3 and 4.

3.	Shareholder proposal	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Shareholder proposal	☐ FOR	☐ AGAINST	☐ ABSTAIN

☐	Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).

SIGN THIS CARD ON THE REVERSE SIDE.

April 4, 2006

Dear Savings Plan Participant:

FirstEnergy’s 2006 Annual Meeting of Shareholders will be held on Tuesday, May 16. Enclosed for your information and use are your Voting Direction Form and the Notice of Annual Meeting of Shareholders and Proxy Statement.

We encourage you to vote your FirstEnergy shares in the Savings Plan on the four business items that will be presented at the meeting, including two shareholder proposals. Your Board of Directors recommends that you vote:

•                  FOR Item 1, the election of the eight nominees to the Board of Directors who are listed in the proxy statement;

•                  FOR Item 2, the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006; and

•                  AGAINST both shareholder proposals, which are Items 3 and 4. The reasons for voting against these proposals are discussed in the proxy statement.

You can vote easily and quickly by using a touch-tone telephone – just call toll-free 1-866-564-2324. Or, you may vote by Internet by going to www.proxyvotenow.com/fny. Please have the enclosed Voting Direction Form in hand and follow the simple instructions when voting by either telephone or Internet. If you do not vote by telephone or Internet, please complete, sign, date, and return your Voting Direction Form in the enclosed postage-paid envelope.

Your vote on these business items is important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by no later than 5:00 p.m., Eastern time, on Friday, May 12. If you have any questions, please call Shareholder Services at 1-800-736-3402.

Thank you for taking the time to vote.

Sincerely,

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT
SECURITY OWNERSHIP OF MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SUMMARY EXECUTIVE COMPENSATION TABLE
LONG-TERM INCENTIVE PLAN TABLE — AWARDS IN 2005
AGGREGATED STOCK OPTIONS EXERCISED IN 2005 AND STOCK OPTION VALUES AT DECEMBER 31, 2005
EQUITY COMPENSATION PLAN INFORMATION
TOTAL ANNUAL RETURNS
TOTAL RETURN CUMULATIVE VALUES ($100 Investment on December 31, 2000)
CHARTER OF THE AUDIT COMMITTEE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS